                                                                               .
                                                                               .
                                                                               .

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      22
                NOTES TO FINANCIAL STATEMENTS      28

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      36
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      37

It's important not to let the events of the day overshadow your long-term plans.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
March 26, 2003

Dear Shareholder,

Van Kampen joins the nation in support of the coalition forces engaged in the war in Iraq. We commend their courage and sacrifice, and hope for their safe and speedy return home.

For all of us, the past weeks have prompted reflection on what matters most--family, friends and community.

At the same time, it's understandable if you're contemplating the direction of the markets and your investments. It's important not to let the events of the day overshadow your long-term plans. The market has persevered through many crises, and our nation's market system remains the strongest in the world. In addition, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

                  At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing a portfolio--in any market environment. We also believe strongly in the value of investment advice. In times such as these, your financial advisor is a particularly important resource for you. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC ACTIVITY THROUGHOUT FEBRUARY 2003 WAS LACKLUSTER. THE THREAT OF WAR FUELED AN OVERALL UNEASINESS FELT THROUGHOUT THE INVESTMENT COMMUNITY AND THE GENERAL POPULATION.

ACROSS MUCH OF THE COUNTRY, A LATE-SEASON SNOWFALL SLOWED ACTIVITY FURTHER. AS A RESULT, RETAIL SALES WERE WEAKER-THAN-EXPECTED. MEANWHILE, EMPLOYERS CONTINUED TO REDUCE PAYROLLS AND MANUFACTURERS DID NOT EXPAND BEYOND LEVELS ESTABLISHED EARLIER IN THE YEAR. ALSO, BUSINESSES AND CONSUMERS FOUND THEMSELVES ADJUSTING THEIR SPENDING PLANS AS ENERGY PRICES MOVED HIGHER.

DESPITE SUCH DISAPPOINTING DATA, SOME SIGNS OF STRENGTH REMAINED. EXISTING HOME SALES ROSE TO RECORD LEVELS, WHILE THE UPWARD REVISION OF THE FOURTH-QUARTER GROSS DOMESTIC PRODUCT DATA REFLECTED BETTER-THAN-EXPECTED GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(February 28, 2001--February 28, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Feb 01                                                                       5.5                               3.5
                                                                             5.0                               2.9
                                                                             4.5                               3.3
May 01                                                                       4.0                               3.6
                                                                            3.75                               3.2
                                                                            3.75                               2.7
Aug 01                                                                       3.5                               2.7
                                                                             3.0                               2.6
                                                                             2.5                               2.1
Nov 01                                                                       2.0                               1.9
                                                                            1.75                               1.6
                                                                            1.75                               1.1
Feb 02                                                                      1.75                               1.1
                                                                            1.75                               1.5
                                                                            1.75                               1.6
May 02                                                                      1.75                               1.2
                                                                            1.75                               1.1
                                                                            1.75                               1.5
Aug 02                                                                      1.75                               1.8
                                                                            1.75                               1.5
                                                                            1.75                               2.0
Nov 02                                                                      1.25                               2.2
                                                                            1.25                               2.4
                                                                            1.25                               2.6
Feb 03                                                                      1.25                               3.0

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of February 28, 2003)

                                       A SHARES        B SHARES        C SHARES
-----------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    7.52%           6.77%           6.83%
-----------------------------------------------------------------------------------
Six-month total return(2)                 2.33%           2.77%           5.83%
-----------------------------------------------------------------------------------
One-year average annual total
return(2)                                -6.53%          -6.21%          -3.59%
-----------------------------------------------------------------------------------
Five-year average annual total
return(2)                                -4.28%          -4.29%          -4.10%
-----------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 3.22%           3.23%(3)          N/A
-----------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 6.71%           3.81%(3)        2.18%
-----------------------------------------------------------------------------------
Commencement date                      10/02/78        07/02/92        07/06/93
-----------------------------------------------------------------------------------
Distribution rate(4)                      8.98%           8.69%           8.78%
-----------------------------------------------------------------------------------
SEC Yield(5)                              7.98%           7.59%           7.69%
-----------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended February 28, 2003.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

    PORTFOLIO AT A GLANCE


CREDIT QUALITY
(as a percentage of corporate debt obligations)


As of February 28, 2003
- BBB/Baa............  13.3%   [PIE CHART]
- BB/Ba..............  31.0%
- B/B................  44.5%
- CCC/Caa............   5.5%
- CC/Ca..............   2.0%
- C/C................   0.4%
- Non-Rated..........   3.3%
As of August 31, 2002
- BBB/Baa............  12.0%   [PIE CHART]
- BB/Ba..............  32.1%
- B/B................  45.9%
- CCC/Caa............   5.4%
- CC/Ca..............   2.5%
- C/C................   0.9%
- Non-Rated..........   1.2%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY
(for the six months ending February 28, 2003)

[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
9/02                                                                            $0.0278
10/02                                                                           $0.0278
11/02                                                                           $0.0278
12/02                                                                           $0.0253
1/03                                                                            $0.0253
2/03                                                                            $0.0253

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE INDUSTRIES
(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     FEBRUARY 28, 2003                   AUGUST 31, 2002
                                                                     -----------------                   ---------------
Energy                                                                      10.9%                              10.5%
Gaming & Leisure                                                             8.8%                               9.8%
Chemicals                                                                    6.7%                               5.2%
Diversified Media                                                            6.6%                               6.0%
Forest Products                                                              6.6%                               6.1%


   Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN HIGH INCOME CORPORATE BOND FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2003. THE FUND IS MANAGED BY THE ADVISER'S TAXABLE FIXED INCOME TEAM. MEMBERS OF THE TEAM(1) INCLUDE STEPHEN ESSER, MANAGING DIRECTOR, GORDON W. LOERY, EXECUTIVE DIRECTOR, AND DEANNE LOUGHNANE, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT OF THE PAST SIX MONTHS?

A   The high-yield market began the
period in the doldrums, with investors pulling money out of the asset class based on declining expectations for economic growth and corporate profits driving down both the equity and credit markets. These forces combined to push the high-yield market steadily lower as yield spreads rose through September and into the first half of October.

    After hitting a low in mid-October, however, the high-yield market returned to positive territory for the rest of the period. Investors appeared to be drawn back to the asset class by a combination of relatively low valuations, expectations for improvement in the economy, and declining default rates. The resulting increase in investor interest made November 2002 one of the best months for performance in the history of the high-yield market.

    The rally in high yield has been particularly strong in CCC credits, which led the asset class in returns for the first two months of 2003. At least part of the appeal for investors appeared to be the ability to create equity-like exposure to smaller companies at a relatively low price multiple. Investors also seemed attracted by the relatively strong value of lower-quality credits, which in many cases end up trading at a higher price after restructuring.

    The strong performance of the high-yield market has also resulted from (and encouraged) strong inflows into the asset class. These inflows led to a surge of buying by fund managers, and this demand easily absorbed securities brought to market in the first two months of 2003. Even with that buying, however, aggregate cash levels remained fairly high.

Q   HOW DID THE FUND PERFORM IN
    THIS ENVIRONMENT?

A   The fund continued to provide
shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0253 per Class A share translates to a distribution rate of 8.98 percent based on the fund's maximum offering price as of February 28, 2003. For the six-month period ended February 28, 2003, the fund generated a total return of 7.52 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Chase Global High Yield Index posted a total return of
8.68 percent and the Lipper High Yield Bond Fund Index posted a return of 8.39 percent, for the same period. The Chase Global High Yield index is a broad-based, unmanaged index which reflects the general performance of the global high-yield corporate debt market. The Lipper High Yield Bond Fund Index is an index of funds with similar investment objectives. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU USE
    TO MANAGE THE FUND?

A   We maintained our bias to higher-
quality securities and kept the portfolio's aggregate quality higher than the market's. This is in keeping with our long-term belief that we can potentially achieve a strong total return for the fund by investing in well-managed companies with good prospects.

    We also remained focused on bottom-up analysis and security selection. Through the work of our credit analysts, we were able to identify what we believe are attractive companies that are likely to do especially well during an improving economic environment. Through selected purchases of these securities, we boosted the fund's exposure to companies in the manufacturing, chemical, housing and diversified media industries.

    Our research also indicated that there were some parts of the market to avoid. For example, the utilities sector represents an increasingly large part of most high-yield benchmarks. While we have increased the fund's weighting slightly, we have kept it smaller than the benchmarks' because our analysis showed that utility companies have a poor outlook in terms of their ability to withstand ongoing price competition and consolidation. We also underweighted aerospace companies because of the ongoing financial troubles of the travel industry.

Q   WHAT IS YOUR OUTLOOK FOR THE
    HIGH-YIELD MARKET?

A   Our outlook for the high-yield
market is optimistic. While the eventual date of any turnaround in the economy is impossible to predict, we believe the high-yield sector is poised to benefit even in the event of only moderate growth. Spreads remain quite high relative to their historical levels over Treasuries. Moreover, defaults thus far have been steadily declining and are likely to continue to do so as the higher-quality issuance of the past two years becomes a larger and larger part of the market. We have also seen a decrease in the amount of bonds trading at distressed levels, and we anticipate that those numbers will continue to fall. Overall, we believe that the asset class represents value, and we look forward to finding more strong investment opportunities for the fund's shareholders.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DEFAULT: The failure to make required debt payments on time.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

TOTAL RETURN: The annual rate of return on a bond, including interest income plus price appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                   COUPON      MATURITY      VALUE
          CORPORATE BONDS  87.2%
          AEROSPACE  0.3%
$4,309    Air Canada (Canada) (k)....................      10.250%  03/15/11   $  1,572,785
                                                                               ------------

          BROADCASTING  2.4%
 3,410    Interep National Radio Sales, Inc., Ser
          B..........................................      10.000   07/01/08      2,574,550
 3,796    Nextmedia Operating, Inc. .................      10.750   07/01/11      4,099,680
 2,095    Salem Communications Corp. ................       7.750   12/15/10      2,147,375
 5,184    TV Azteca SA, Ser B (Mexico)...............      10.500   02/15/07      4,678,560
                                                                               ------------
                                                                                 13,500,165
                                                                               ------------
          CABLE  5.7%
 4,930    British Sky Broadcasting Group PLC (United
          Kingdom) (a)...............................       8.200   07/15/09      5,519,184
 9,470    Callahan Nordrhein Westfallen (Germany) (b)
          (c)........................................      14.000   07/15/10        426,150
   705    Avalon Cable LLC (d).......................    0/11.750   12/01/08        482,925
   281    Charter Communications Holdings LLC........      10.250   01/15/10        136,285
   943    Charter Communications Holdings LLC (d)....    0/11.750   05/15/11        315,905
 3,530    Charter Communications Holdings LLC........       8.250   04/01/07      1,712,050
   875    Charter Communications Holdings LLC........       8.625   04/01/09        424,375
 2,225    Charter Communications Holdings LLC (d)....    0/11.750   01/15/10        856,625
   815    CSC Holdings, Inc. ........................       9.875   02/15/13        851,675
   455    CSC Holdings, Inc. ........................      10.500   05/15/16        487,987
 4,140    Directv Holdings/Finance, 144A--Private
          Placement (a) (e)..........................       8.375   03/15/13      4,388,400
 6,148    Echostar DBS Corp. (a).....................       9.125   01/15/09      6,609,100
 3,425    Multicanal Participacoes, Ser B (Brazil)
          (b)........................................      12.625   06/18/04      1,104,562
   865    Pegasus Communications Corp., Ser B........       9.750   12/01/06        672,537
 1,085    Pegasus Communications Corp., Ser B........      12.500   08/01/07        865,287
 1,447    Quebecor Media, Inc. (Canada) (d)..........    0/13.750   07/15/11      1,020,135
 1,618    Quebecor Media, Inc. (Canada)..............      11.125   07/15/11      1,715,080
   450    Renaissance Media Group (d)................    0/10.000   04/15/08        398,250
 6,395    Satelites Mexicanos SA (Mexico) (a)........      10.125   11/01/04      2,126,337
 6,665    Telewest Communications PLC (United
          Kingdom) (b)...............................      11.000   10/01/07      1,266,350

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                   COUPON      MATURITY      VALUE
          CABLE (CONTINUED)
$  785    Telewest Communications PLC (United
          Kingdom) (b) (d)...........................    0/11.375%  02/01/10   $    121,675
 4,500    UIH Australia/Pacific, Inc., Ser B (b).....      14.000   05/15/06        275,625
                                                                               ------------
                                                                                 31,776,499
                                                                               ------------
          CHEMICALS  6.2%
 2,370    Acetex Corp. (Canada)......................      10.875   08/01/09      2,512,200
 2,147    Avecia Group PLC (United Kingdom)..........      11.000   07/01/09      1,728,335
 3,283    Equistar Chemicals LP......................      10.125   09/01/08      2,987,530
 1,564    FMC Corp., 144A--Private Placement (e).....      10.250   11/01/09      1,673,480
 3,924    Huntsman ICI Chemicals LLC.................      10.125   07/01/09      3,345,210
 2,800    Huntsman International LLC (Euro)..........      10.125   07/01/09      2,359,268
 1,280    ISP Chemco, Inc., Ser B....................      10.250   07/01/11      1,356,800
 4,645    ISP Holdings, Inc., Ser B..................      10.625   12/15/09      4,459,200
 2,131    Lyondell Chemical Co. .....................       9.500   12/15/08      1,992,485
 1,715    Lyondell Chemical Co., Ser B...............       9.875   05/01/07      1,663,550
 2,917    Messer Griesham (Germany) (Euro)...........      10.375   06/01/11      3,342,324
 4,001    Millennium America, Inc. ..................       7.000   11/15/06      3,960,990
 1,105    PCI Chemicals Canada, Inc. (Canada)........      10.000   12/31/08        845,108
   368    Pioneer Cos., Inc. ........................       5.355   12/31/06        274,338
 2,020    Terra Industries, Inc., Ser B..............      10.500   06/15/05      1,757,400
                                                                               ------------
                                                                                 34,258,218
                                                                               ------------
          CONSUMER PRODUCTS  0.8%
 3,000    Elizabeth Arden, Inc. .....................      11.750   02/01/11      3,135,000
 4,000    Sleepmaster LLC (b) (c)....................      11.000   05/15/09      1,100,000
                                                                               ------------
                                                                                  4,235,000
                                                                               ------------
          DIVERSIFIED MEDIA  6.1%
 4,354    Alliance Atlantis Communications, Inc.
          (Canada)...................................      13.000   12/15/09      4,920,020
 1,227    AOL Time Warner, Inc. .....................       6.875   05/01/12      1,296,615
   435    Cinemark USA, Inc., 144A--Private Placement
          (e)........................................       9.000   02/01/13        452,400
 4,058    Hollinger Participation Trust, 144A--
          Private Placement (e) (f)..................      12.125   11/15/10      3,977,207
 1,580    Houghton Mifflin Co., 144A--Private
          Placement (e)..............................       8.250   02/01/11      1,651,100
 1,325    Houghton Mifflin Co., 144A--Private
          Placement (e)..............................       9.875   02/01/13      1,397,875
 3,697    Mail-Well I Corp. .........................       9.625   03/15/12      3,549,120
 3,235    MDC Corporation, Inc. (Canada).............      10.500   12/01/06      2,862,975
 5,347    Muzak LLC..................................       9.875   03/15/09      4,631,839

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                   COUPON      MATURITY      VALUE
          DIVERSIFIED MEDIA (CONTINUED)
$3,350    Premier Parks, Inc. (d)....................    0/10.000%  04/01/08   $  3,199,250
 4,109    Primedia, Inc. ............................       8.875   05/15/11      3,944,640
 1,915    RH Donnelley Finance Corp. I, 144A--
          Private Placement (e)......................      10.875   12/15/12      2,130,437
                                                                               ------------
                                                                                 34,013,478
                                                                               ------------
          ENERGY  10.1%
 5,081    BRL Universal Equipment....................       8.875   02/15/08      5,385,860
 4,960    Chesapeake Energy Corp. ...................       8.125   04/01/11      5,208,000
 1,420    Citgo Petroleum Corp., 144A--Private
          Placement (e)..............................      11.375   02/01/11      1,434,200
 3,659    El Paso Energy Partners LP, 144A--Private
          Placement (e)..............................      10.625   12/01/12      3,915,130
 4,385    Frontier Oil Corp. ........................      11.750   11/15/09      4,735,800
 4,200    Grey Wolf, Inc. ...........................       8.875   07/01/07      4,347,000
 4,010    Hanover Equipment Trust, 144A--Private
          Placement (e)..............................       8.500   09/01/08      3,859,625
 2,304    Hanover Equipment Trust, 144A--Private
          Placement (e)..............................       8.750   09/01/11      2,194,560
 4,142    Husky Oil Ltd. (Variable Rate Coupon)
          (Canada)...................................       8.900   08/15/28      4,668,138
 1,994    Magnum Hunter Resources, Inc. .............       9.600   03/15/12      2,123,610
   695    Northwest Pipeline Corp., 144A--Private
          Placement (e)..............................       8.125   03/01/10        712,375
 3,898    Port Arthur Finance Corp., Ser A...........      12.500   01/15/09      4,385,036
 2,234    Stone Energy Corp. ........................       8.250   12/15/11      2,328,945
 5,344    Tesoro Petroleum Corp. ....................       9.625   04/01/12      4,355,360
   640    Transcontinental Gas Pipe Line Corp., Ser
          B..........................................       8.875   07/15/12        668,800
 5,153    Vintage Petroleum, Inc. ...................       7.875   05/15/11      5,127,235
   750    Westport Resources Corp., 144A--Private
          Placement (e)..............................       8.250   11/01/11        793,125
                                                                               ------------
                                                                                 56,242,799
                                                                               ------------
          FINANCIAL  1.7%
 1,771    Anthem Insurance Cos., Inc., 144A--Private
          Placement (e)..............................       9.125   04/01/10      2,172,379
 2,920    Health Net, Inc. ..........................       8.375   04/15/11      3,383,343
 3,555    Istar Financial, Inc. .....................       8.750   08/15/08      3,833,609
                                                                               ------------
                                                                                  9,389,331
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                   COUPON      MATURITY      VALUE
          FOOD & DRUG  1.4%
$3,298    California Farm Lease Trust, 144A--Private
          Placement (e)..............................       8.500%  07/15/17   $  3,662,624
 4,035    Delhaize America, Inc. ....................       8.125   04/15/11      3,944,212
 1,200    Jitney-Jungle Stores America, Inc. (b) (c)
          (h)........................................      12.000   03/01/06            120
                                                                               ------------
                                                                                  7,606,956
                                                                               ------------
          FOOD & TOBACCO  1.9%
 2,969    Michael Foods, Inc., Ser B.................      11.750   04/01/11      3,369,815
   800    Pilgrim's Pride Corp. .....................       9.625   09/15/11        760,000
 6,658    Smithfield Foods, Inc. ....................       7.625   02/15/08      6,383,357
                                                                               ------------
                                                                                 10,513,172
                                                                               ------------
          FOREST PRODUCTS  6.1%
 3,325    Georgia-Pacific Corp., 144A--Private
          Placement (e)..............................       8.875   02/01/10      3,325,000
 4,180    MDP Acquisitions PLC, 144A--Private
          Placement (Ireland) (Euro) (e).............      10.125   10/01/12      4,542,093
 1,050    Owens Brockway Glass Containers, 144A--
          Private Placement (e)......................       8.750   11/15/12      1,060,500
 5,391    Owens-Illinois, Inc. ......................       7.500   05/15/10      4,838,422
 5,016    Pacifica Papers, Inc. (Canada).............      10.000   03/15/09      5,291,880
   695    Pliant Corp. ..............................      13.000   06/01/10        573,375
 2,219    Pliant Corp. ..............................      13.000   06/01/10      1,764,105
 3,205    Riverwood International Corp. .............      10.875   04/01/08      3,180,962
 4,073    Tekni-Plex, Inc., Ser B....................      12.750   06/15/10      3,665,700
 5,800    Tembec Industries, Inc. (Canada)...........       7.750   03/15/12      5,684,000
                                                                               ------------
                                                                                 33,926,037
                                                                               ------------
          GAMING & LEISURE  8.3%
 2,650    Harrahs Operating Co., Inc. ...............       7.875   12/15/05      2,799,062
 1,628    Harrahs Operating Co., Inc. ...............       8.000   02/01/11      1,847,969
 2,456    Hilton Hotels Corp. .......................       7.950   04/15/07      2,483,146
 2,325    Hilton Hotels Corp. .......................       7.625   12/01/12      2,259,809
 1,303    HMH Properties, Inc. ......................       7.875   08/01/05      1,286,712
 4,280    HMH Properties, Inc., Ser B................       7.875   08/01/08      4,001,800
 5,592    Horseshoe Gaming LLC.......................       8.625   05/15/09      5,871,600
 3,348    International Game Technology..............       8.375   05/15/09      3,939,869
 1,660    Park Place Entertainment Corp. ............       7.875   12/15/05      1,691,125
 2,888    Park Place Entertainment Corp. ............       8.875   09/15/08      3,003,520
 4,148    Prime Hospitality Corp., Ser B.............       8.375   05/01/12      3,650,240
   884    Starwood Hotels Resorts, 144A--Private
          Placement (e)..............................       7.375   05/01/07        870,740

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                   COUPON      MATURITY      VALUE
          GAMING & LEISURE (CONTINUED)
$4,461    Starwood Hotels Resorts, 144A--Private
          Placement (e)..............................       7.875%  05/01/12   $  4,416,390
 2,975    Station Casinos, Inc. .....................       8.875   12/01/08      3,086,562
 1,800    Station Casinos, Inc. .....................       9.875   07/01/10      1,962,000
 2,525    Venetian Casino Resort LLC.................      11.000   06/15/10      2,588,125
                                                                               ------------
                                                                                 45,758,669
                                                                               ------------
          HEALTHCARE  5.6%
 1,108    Amerisourcebergen Corp. ...................       8.125   09/01/08      1,202,180
 3,775    Amerisourcebergen Corp., 144A--Private
          Placement (e)..............................       7.250   11/15/12      3,944,875
 2,440    Fisher Scientific International, Inc. .....       7.125   12/15/05      2,507,100
 2,480    Fisher Scientific International, Inc.,
          144A--Private Placement (e)................       8.125   05/01/12      2,635,000
 4,660    Fresenius Medical Care Capital Trust IV....       7.875   06/15/11      4,683,300
   725    HCA, Inc. .................................       6.910   06/15/05        767,244
 4,029    HCA, Inc. .................................       8.750   09/01/10      4,731,102
 1,299    HEALTHSOUTH Corp. .........................       7.625   06/01/12      1,065,180
   350    Manor Care, Inc. ..........................       7.500   06/15/06        361,485
 1,008    Manor Care, Inc. ..........................       8.000   03/01/08      1,063,440
 1,940    Omnicare, Inc., Ser B......................       8.125   03/15/11      2,090,350
 4,429    Tenet Healthcare Corp. ....................       6.500   06/01/12      4,307,202
 1,780    Tenet Healthcare Corp. ....................       7.375   02/01/13      1,802,250
                                                                               ------------
                                                                                 31,160,708
                                                                               ------------
          HOUSING  5.6%
 3,622    CB Richard Ellis Service, Inc. ............      11.250   06/15/11      3,386,570
 3,000    KB Home....................................       7.750   02/01/10      3,060,000
 1,278    Louisiana Pacific Corp. ...................      10.875   11/15/08      1,399,410
   961    Louisiana Pacific Corp. ...................       8.875   08/15/10      1,050,887
 1,360    Meritage Corp., 144A-- Private Placement
          (e)........................................       9.750   06/01/11      1,431,400
   735    Nortek Holdings, Inc. .....................       9.250   03/15/07        757,969
 4,723    Schuler Homes, Inc. .......................       9.375   07/15/09      5,077,225
 1,186    Tech Olympic USA, Inc. ....................       9.000   07/01/10      1,168,210
 2,236    Tech Olympic USA, Inc. ....................      10.375   07/01/12      2,191,280
 1,600    Tech Olympic USA, Inc., 144A--Private
          Placement (e)..............................       9.000   07/01/10      1,576,000
 4,923    Toll Corp. ................................       8.250   02/01/11      5,218,380
 4,560    Webb (Del E.) Corp. .......................      10.250   02/15/10      4,993,200
                                                                               ------------
                                                                                 31,310,531
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                   COUPON      MATURITY      VALUE
          INFORMATION TECHNOLOGY  2.0%
$9,000    CHS Electronics, Inc. (b) (c) (h)..........       9.875%  04/15/05   $     78,750
 3,519    Fairchild Semiconductor Corp. .............      10.375   10/01/07      3,721,343
   470    Flextronics International Ltd.
          (Singapore)................................       8.750   10/15/07        493,500
 2,486    Flextronics International Ltd.
          (Singapore)................................       9.875   07/01/10      2,722,170
 1,575    Iron Mountain, Inc. .......................       8.625   04/01/13      1,669,500
 2,145    Iron Mountain, Inc. .......................       7.750   01/15/15      2,182,538
                                                                               ------------
                                                                                 10,867,801
                                                                               ------------
          MANUFACTURING  4.9%
 1,490    Brand Services, Inc., 144A--Private
          Placement (e)..............................      12.000   10/15/12      1,620,375
 3,264    Eagle-Picher Industries, Inc. .............       9.375   03/01/08      2,464,320
   990    Flowserve Corp. ...........................      12.250   08/15/10      1,098,900
   772    Johnsondiversey, Inc. .....................       9.625   05/15/12        843,041
 2,456    Johnsondiversey, Inc., Ser B...............       9.625   05/15/12      2,627,920
 3,950    Manitowoc, Inc. ...........................      10.500   08/01/12      4,127,750
 1,959    NMHG Holdings Co. .........................      10.000   05/15/09      2,047,155
 6,000    Outsourcing Services Group, Inc. ..........      10.875   03/01/06      4,530,000
 1,417    Reunion Industries, Inc. (b)...............      13.000   05/01/03        804,148
 3,399    Trimas Corp., 144A--Private Placement
          (e)........................................       9.875   06/15/12      3,331,020
 1,415    Trimas Corp., 144A--Private Placement
          (e)........................................       9.875   06/15/12      1,386,700
 2,629    Tyco International Group SA (Luxembourg)...       6.750   02/15/11      2,497,550
                                                                               ------------
                                                                                 27,378,879
                                                                               ------------
          METALS  1.5%
 5,440    Doe Run Resources Corp. (f) (g) (h)........      11.750   11/01/08      1,904,140
 6,655    GS Technologies Operating, Inc. (b) (c)
          (h)........................................      12.000   09/01/04        199,650
 2,450    GS Technologies Operating, Inc. (b) (c)
          (h)........................................      12.250   10/01/05        110,250
 3,220    Murrin Murrin Holdings Property Ltd.
          (Australia) (b)............................       9.375   08/31/07        861,350
 2,279    Oregon Steel Mills, Inc. ..................      10.000   07/15/09      2,216,328
 1,416    Republic Engineer Products (h).............      10.000   08/16/09        283,294
 3,317    Ucar Finance, Inc. ........................      10.250   02/15/12      2,670,185
                                                                               ------------
                                                                                  8,245,197
                                                                               ------------
          RETAIL  1.6%
 3,002    Big 5 Corp., Ser B (a).....................      10.875   11/15/07      3,148,348
 1,657    Gap, Inc. .................................      10.550   12/15/08      1,880,695
   525    Penney, JC Co., Inc. ......................       7.600   04/01/07        539,438
 1,445    Penney, JC Co., Inc. ......................       8.000   03/01/10      1,481,125
 1,271    Penney, JC Co., Inc. ......................       9.000   08/01/12      1,356,793
   489    Penney, JC Co., Inc. ......................       6.875   10/15/15        440,100
                                                                               ------------
                                                                                  8,846,499
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                   COUPON      MATURITY      VALUE
          SERVICES  2.1%
$6,500    Allied Waste North America, Inc. ..........      10.000%  08/01/09   $  6,630,000
 1,500    Encompass Services Corp. (b)...............      10.500   05/01/09         37,500
 6,250    Hydrochem Industrial Services, Inc., Ser
          B..........................................      10.375   08/01/07      4,734,375
                                                                               ------------
                                                                                 11,401,875
                                                                               ------------
          TELECOMMUNICATIONS  1.2%
 2,660    360networks, Inc. (Canada) (b) (c) (h).....      13.000   05/01/08              0
 2,800    360networks, Inc. (Canada) (Euro) (b) (c)
          (h)........................................      13.000   05/01/08              0
 1,050    Asia Global Crossing (Bermuda) (b) (c).....      13.375   10/15/10        131,250
 6,650    E.Spire Communications, Inc. (b) (c) (h)...      10.000   11/01/05            665
 3,612    Exodus Communications, Inc. (b) (c) (h)....      11.250   07/01/08        216,749
   283    Exodus Communications, Inc. (b) (c) (h)....      11.625   07/15/10         17,000
 2,711    Exodus Communications, Inc. (Euro) (b) (c)
          (h) (i)....................................      11.375   07/15/08        175,350
   192    Focal Communications Corp., Ser B (b)
          (c)........................................      11.875   01/15/10         10,560
 8,805    Global Crossing Holdings Ltd. (Bermuda) (b)
          (c)........................................       9.125   11/15/06        286,163
 2,990    Global Crossing Holdings Ltd. (Bermuda) (b)
          (c)........................................       8.700   08/01/07         97,175
   795    Globix Corp., 144A-- Private Placement (e)
          (f)........................................      11.000   05/01/08        560,588
 5,305    GST Network Funding, Inc. (b) (c) (h)......      10.500   05/01/08            531
 4,335    Metromedia Fiber Network, Inc. (b) (c)
          (h)........................................      10.000   12/15/09        151,725
 3,000    Park N View, Inc., Ser B (b) (c) (h).......      13.000   05/15/08         30,000
 3,500    PF Net Communications, Inc. (b) (c)........      13.750   05/15/10            350
 2,434    Primus Telecom Group.......................       9.875   05/15/08      1,825,500
11,565    PSINet, Inc. (b) (c).......................      10.500   12/01/06        636,075
 1,750    PSINet, Inc. (Euro) (b) (c)................      10.500   12/01/06         75,477
 1,790    WorldCom, Inc. (b) (c).....................       6.950   08/15/28        404,988
 9,970    WorldCom, Inc. (b) (c).....................       8.250   05/15/31      2,255,713
 5,800    Worldwide Fiber, Inc. (Canada) (b) (c).....      12.000   08/01/09            580
                                                                               ------------
                                                                                  6,876,439
                                                                               ------------
          TRANSPORTATION  5.1%
 9,885    Aetna Industries, Inc. (b) (c) (h).........      11.875   10/01/06      1,581,600
   117    Aran Shipping & Trading, SA (b) (h)........       8.300   01/31/04              0
 1,673    ArvinMeritor, Inc. ........................       8.750   03/01/12      1,781,745
 3,088    Autonation, Inc. ..........................       9.000   08/01/08      3,226,960
 2,783    Collins & Aikman Products Co. .............      10.750   12/31/11      2,734,298
 2,447    Dana Corp. ................................       9.000   08/15/11      2,495,940
 1,736    Dana Corp. (Euro)..........................       9.000   08/15/11      1,796,468
 2,820    Dura Operating Corp., Ser B................       8.625   04/15/12      2,777,700
 3,120    Intermet Corp. ............................       9.750   06/15/09      2,901,600

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                   COUPON      MATURITY      VALUE
          TRANSPORTATION (CONTINUED)
$1,953    Lear Corp., Ser B..........................       8.110%  05/15/09   $  2,143,418
 3,276    Metaldyne Corp. ...........................      11.000   06/15/12      2,604,420
   840    Sonic Automotive, Inc., Ser D..............      11.000   08/01/08        886,200
 3,425    TRW Automotive, Inc., 144A--Private
          Placement (e)..............................       9.375   02/15/13      3,510,625
                                                                               ------------
                                                                                 28,440,974
                                                                               ------------
          UTILITY  2.9%
 2,620    AES Corp. .................................       9.375   09/15/10      1,912,600
 1,070    AES Corp. .................................       8.875   02/15/11        765,050
   840    Allegheny Energy, Inc. ....................       7.750   08/01/05        827,400
 3,500    Calpine Corp. .............................       8.625   08/15/10      1,680,000
   400    Calpine Corp. .............................       8.500   02/15/11        194,000
   425    CMS Energy Corp. ..........................       7.500   01/15/09        353,224
 2,550    CMS Energy Corp. ..........................       8.500   04/15/11      2,119,976
 4,232    Dynegy Holdings, Inc. .....................       6.875   04/01/11      2,412,240
 3,030    Monongahela Power Co. .....................       5.000   10/01/06      2,978,266
 2,679    PSEG Energy Holdings, Inc. ................       8.625   02/15/08      2,601,697
                                                                               ------------
                                                                                 15,844,453
                                                                               ------------
          WIRELESS COMMUNICATIONS  3.7%
 5,154    American Cellular Corp. ...................       9.500   10/15/09      1,005,030
 1,480    American Tower Escrow Corp. (g)............      *        08/01/08        917,600
 1,163    Centennial Cellular Operating Co. .........      10.750   12/15/08        761,765
 3,030    Dobson Communications Corp. ...............      10.875   07/01/10      2,939,100
 6,650    Microcell Telecommunications, Ser B
          (Canada) (b)...............................      14.000   06/01/06        465,500
 1,900    Nextel Communications, Inc. (d)............     0/9.950   02/15/08      1,942,750
 1,000    Nextel Communications, Inc. ...............      12.000   11/01/08      1,070,000
 3,917    Nextel Communications, Inc. ...............       9.375   11/15/09      3,956,170
 1,750    PTC International Finance (Luxembourg)
          (Euro).....................................      10.875   05/01/08      2,027,174
 3,842    SBA Communications Corp. (d)...............    0/12.000   03/01/08      2,631,770
 1,208    SBA Communications Corp. ..................      10.250   02/01/09        791,240
 2,312    Triton PCS, Inc. ..........................       8.750   11/15/11      1,890,060
                                                                               ------------
                                                                                 20,398,159
                                                                               ------------
TOTAL CORPORATE BONDS  87.2%................................................    483,564,624
                                                                               ------------

          CONVERTIBLE CORPORATE OBLIGATION  0.5%
          INFORMATION TECHNOLOGY  0.5%
 5,028    Solectron Corp., Inc., LYON................      *        11/20/20      2,715,120
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                   COUPON      MATURITY      VALUE
          FOREIGN GOVERNMENT OBLIGATIONS  2.6%
$  365    Federal Republic of Brazil (Brazil)........      11.000%  01/11/12   $    283,788
 4,088    Federal Republic of Brazil (Brazil)........       8.000   04/15/14      3,065,794
 2,711    Republic of Colombia (Columbia)............       9.750   04/09/11      2,785,077
 1,500    Republic of Columbia (Columbia)............       9.750   04/23/09      1,578,750
 5,973    United Mexican States (Mexico).............       8.375   01/14/11      6,761,436
                                                                               ------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS........................................     14,474,845
                                                                               ------------


EQUITIES  2.8%
Broadwing Communications, Inc. (77,630 Preferred Shares,
  12.50% coupon, $1,000 par per share) (j)..................       504,595
Contour Energy Co. (75,000 Common Shares) (j)...............         1,950
DecisionOne Corp. (14,661 Common Shares) (h) (j)............             0
DecisionOne Corp. (8,219 Common Stock Warrants Class A) (h)
  (j).......................................................             0
DecisionOne Corp. (14,162 Common Stock Warrants Class B) (h)
  (j).......................................................             0
DecisionOne Corp. (8,400 Common Stock Warrants Class C) (h)
  (j).......................................................             0
Dobson Communications Corp. (34,837 Preferred Shares, 13.00%
  coupon, $1,000 par per share) (f).........................     2,307,969
Doe Run Resources Corp. (21 Common Stock Warrants) (h)
  (j).......................................................             0
Globix Corp. (75,803 Common Shares) (f) (j).................       200,878
HF Holdings, Inc. (36,820 Common Stock Warrants) (h) (j)....             0
ICG Communications, Inc. (36,267 Common Shares) (j).........       149,599
ICG Communications, Inc. (5,879 Common Stock Warrants) (h)
  (j).......................................................             0
Intermedia Communications, Inc. (15,230 Preferred Shares,
  Ser B, 13.50% coupon, $1,000 par per share) (j)...........       175,145
Intersil Holding Corp., Class A (31,481 Common Shares)
  (j).......................................................       492,678
Jazztel, PLC, 144A--Private Placement (3,450 Common Stock
  Warrants) (United Kingdom) (e) (h) (j)....................             0
McLeodUSA, Inc. (25,943 Preferred Shares, Ser A) (h) (j)....        85,612
McLeodUSA, Inc. (57,567 Common Stock Warrants Class A) (h)
  (j).......................................................        12,665
McLeodUSA, Inc., Class A (3,462 Common Shares) (h) (j)......         2,285
Mediq, Inc. (5,526 Common Shares) (h) (j)...................        30,006
Motient Corp. (32,388 Common Shares) (j)....................       118,216
Nextel Communications, Inc. (39,640 Preferred Shares, Ser D,
  13.00% coupon, $1,000 par per share) (f)..................     4,152,290
Nextlink Communications, Inc. (2,490 Preferred Shares, Ser
  B, 13.50% coupon, $1,000 par per share) (b) (c) (f).......            25
Nextlink Communications, Inc. (7,114 Common Shares) (c)
  (j).......................................................        20,986
Occidente Y Caribe Celular SA (20,850 Common Stock Warrants)
  (j).......................................................           208
OpTel, Inc. (3,275 Common Shares) (h) (j)...................             0

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

                                                                 MARKET
DESCRIPTION                                                      VALUE
EQUITIES (CONTINUED)
Park N View, Inc., 144A--Private Placement (3,000 Common
  Stock Warrants) (c) (e) (h) (j)...........................  $         30
Paxon Communication Corp. (40,025 Preferred Shares, 13.25%
  coupon, $1,000 par per share) (f).........................     2,731,689
PF Net Communications, Inc. (3,500 Common Stock Warrants)
  (h) (j)...................................................             0
Pioneer Cos., Inc. (71,438 Common Shares) (h) (j)...........       214,314
Primus Telecommunications Group (2,000 Common Stock
  Warrants) (h) (j).........................................            20
Republic Technologies International, Inc. (7,525 Common
  Stock Warrants) (j).......................................            75
Startec Global Communications (8,100 Common Stock Warrants)
  (h) (j)...................................................             0
TNP Enterprises, Inc. (56,372 Preferred Shares, Ser D,
  14.50% coupon, $1,000 par per share) (f)..................     4,241,965
UIH Australia/Pacific, Inc. (5,000 Common Stock Warrants)
  (h) (j)...................................................            50
Viatel Holding Ltd. (32,114 Common Shares) (Bermuda) (h)....        36,931
VS Holdings, Inc. (568,177 Common Shares) (h) (j)...........       106,079
                                                              ------------

TOTAL EQUITIES  2.8%........................................    15,586,260
                                                              ------------

TOTAL LONG-TERM INVESTMENTS  93.1%
  (Cost $686,434,840).......................................   516,340,849

REPURCHASE AGREEMENT  6.0%
Banc of America Securities LLC ($32,923,000 par
  collateralized by U.S. Government obligations in a pooled
  cash account, dated 02/28/03, to be sold on 03/03/03 at
  $32,926,676)
  (Cost $32,923,000)........................................    32,923,000
                                                              ------------

TOTAL INVESTMENTS  99.1%
  (Cost $719,357,840).......................................   549,263,849
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%.................     5,055,915
                                                              ------------

NET ASSETS  100.0%..........................................  $554,319,764
                                                              ============

* Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments and open forward transactions.

(b) Non-income producing as security is in default.

(c) This borrower has filed for protection in federal bankruptcy court.

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f) Payment-in-kind security.

(g) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(h) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(i) Securities purchased on a when-issued or delayed delivery basis.

(j) Non-income producing security.

(k) Subsequent to February 28, 2002, this borrower has filed for protection in federal bankruptcy court.

LYON--Liquid Yield Option Note

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 28, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $719,357,840).......................  $  549,263,849
Cash........................................................          15,410
Receivables:
  Interest..................................................      11,327,521
  Fund Shares Sold..........................................       1,634,515
  Investments Sold..........................................       1,410,059
Other.......................................................         160,692
                                                              --------------
    Total Assets............................................     563,812,046
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       5,970,137
  Income Distributions......................................       1,224,479
  Fund Shares Repurchased...................................       1,155,205
  Distributor and Affiliates................................         368,596
  Investment Advisory Fee...................................         223,474
Accrued Expenses............................................         231,812
Trustees' Deferred Compensation and Retirement Plans........         188,264
Forward Foreign Currency Contracts..........................         130,315
                                                              --------------
    Total Liabilities.......................................       9,492,282
                                                              --------------
NET ASSETS..................................................  $  554,319,764
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,070,030,647
Accumulated Undistributed Net Investment Income.............     (18,403,991)
Net Unrealized Depreciation.................................    (170,212,614)
Accumulated Net Realized Loss...............................    (327,094,278)
                                                              --------------
NET ASSETS..................................................  $  554,319,764
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $349,051,320 and 108,349,011 shares of
    beneficial interest issued and outstanding).............  $         3.22
    Maximum sales charge (4.75%* of offering price).........             .16
                                                              --------------
    Maximum offering price to public........................  $         3.38
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $168,135,976 and 51,990,554 shares of
    beneficial interest issued and outstanding).............  $         3.23
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $37,132,468 and 11,595,068 shares of
    beneficial interest issued and outstanding).............  $         3.20
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 28, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  24,795,254
Dividends...................................................      1,222,899
Other.......................................................        335,826
                                                              -------------
    Total Income............................................     26,353,979
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      1,423,368
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $380,745, $815,880 and $170,692,
  respectively).............................................      1,367,317
Shareholder Services........................................        600,775
Custody.....................................................         43,891
Trustees' Fees and Related Expenses.........................         13,656
Legal.......................................................          9,336
Other.......................................................        173,479
                                                              -------------
    Total Expenses..........................................      3,631,822
    Less Credits Earned on Cash Balances....................         12,835
                                                              -------------
    Net Expenses............................................      3,618,987
                                                              -------------
NET INVESTMENT INCOME.......................................  $  22,734,992
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(109,353,983)
  Forward Foreign Currency Contracts........................     (1,403,137)
  Foreign Currency Transactions.............................         15,211
                                                              -------------
Net Realized Loss...........................................   (110,741,909)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (297,691,151)
                                                              -------------
  End of the Period:
    Investments.............................................   (170,093,991)
    Forward Foreign Currency Contracts......................       (130,315)
    Foreign Currency Translation............................         11,692
                                                              -------------
                                                               (170,212,614)
                                                              -------------
Net Unrealized Appreciation During the Period...............    127,478,537
                                                              -------------
NET REALIZED AND UNREALIZED GAIN............................  $  16,736,628
                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  39,471,620
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                     SIX MONTHS ENDED       YEAR ENDED
                                                     FEBRUARY 28, 2003    AUGUST 31, 2002
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  22,734,992       $  61,348,079
Net Realized Loss...................................    (110,741,909)        (75,202,141)
Net Unrealized Appreciation/Depreciation During the
  Period............................................     127,478,537         (89,189,391)
                                                       -------------       -------------
Change in Net Assets from Operations................      39,471,620        (103,043,453)
                                                       -------------       -------------

Distributions from Net Investment Income:
  Class A Shares....................................     (16,263,524)        (39,465,139)
  Class B Shares....................................      (7,720,721)        (22,497,111)
  Class C Shares....................................      (1,714,640)         (5,037,475)
                                                       -------------       -------------
                                                         (25,698,885)        (66,999,725)
                                                       -------------       -------------

Return of Capital Distribution:
  Class A Shares....................................             -0-          (3,148,224)
  Class B Shares....................................             -0-          (1,750,514)
  Class C Shares....................................             -0-            (390,906)
                                                       -------------       -------------
                                                                 -0-          (5,289,644)
                                                       -------------       -------------
Total Distributions.................................     (25,698,885)        (72,289,369)
                                                       -------------       -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................      13,772,735        (175,332,822)
                                                       -------------       -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................     161,154,852         230,137,084
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................      17,161,224          44,727,982
Cost of Shares Repurchased..........................    (151,784,003)       (288,241,556)
                                                       -------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..      26,532,073         (13,376,490)
                                                       -------------       -------------
TOTAL INCREASE/DECREASE IN NET ASSETS...............      40,304,808        (188,709,312)
NET ASSETS:
Beginning of the Period.............................     514,014,956         702,724,268
                                                       -------------       -------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($18,403,991) and ($15,440,098), respectively)....   $ 554,319,764       $ 514,014,956
                                                       =============       =============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS
                               ENDED                   YEAR ENDED AUGUST 31,
CLASS A SHARES                FEB. 28,    -----------------------------------------------
                                2003      2002 (a)    2001      2000      1999      1998
                             ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $ 3.15     $   4.23   $  5.24   $  5.68   $  6.06   $ 6.55
                               ------     --------   -------   -------   -------   ------
  Net Investment Income.....      .15          .39       .51       .59       .63      .61
  Net Realized and
    Unrealized Gain/Loss....      .08        (1.01)     (.96)     (.43)     (.37)    (.48)
                               ------     --------   -------   -------   -------   ------
Total from Investment
  Operations................      .23         (.62)     (.45)      .16       .26      .13
                               ------     --------   -------   -------   -------   ------
Less:
  Distributions from Net
    Investment Income.......      .16          .43       .55       .60       .64      .62
  Return of Capital
    Distributions...........      -0-          .03       .01       -0-       -0-      -0-
                               ------     --------   -------   -------   -------   ------
Total Distributions.........      .16          .46       .56       .60       .64      .62
                               ------     --------   -------   -------   -------   ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $ 3.22     $   3.15   $  4.23   $  5.24   $  5.68   $ 6.06
                               ======     ========   =======   =======   =======   ======

Total Return (b)............    7.52%*     -15.75%    -9.04%     3.09%     4.41%    1.66%
Net Assets at End of the
  Period (In millions)......   $349.1     $  308.5   $ 394.4   $ 465.0   $ 492.4   $499.3
Ratio of Expenses to Average
  Net Assets................    1.11%        1.08%     1.05%     1.03%     1.03%    1.00%
Ratio of Net Investment
  Income to Average Net
  Assets....................    9.05%       10.39%    10.93%    10.90%    10.65%    9.33%
Portfolio Turnover..........      41%*         83%       80%       68%       51%      90%

 * Non-Annualized

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended August 31, 2002 was to decrease the ratio of net investment income to average net assets from 10.49% to 10.39%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS
                               ENDED                  YEAR ENDED AUGUST 31,
CLASS B SHARES                FEB. 28,    ----------------------------------------------
                                2003      2002 (a)    2001      2000      1999     1998
                             -----------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $ 3.16     $   4.24   $  5.25   $  5.68   $ 6.06   $ 6.56
                               ------     --------   -------   -------   ------   ------
  Net Investment Income.....      .13          .35       .48       .55      .58      .57
  Net Realized and
    Unrealized Gain/Loss....      .09        (1.01)     (.97)     (.43)    (.37)    (.49)
                               ------     --------   -------   -------   ------   ------
Total from Investment
  Operations................      .22         (.66)     (.49)      .12      .21      .08
                               ------     --------   -------   -------   ------   ------
Less:
  Distributions from Net
    Investment Income.......      .15          .39       .51       .55      .59      .58
  Return of Capital
    Distributions...........      -0-          .03       .01       -0-      -0-      -0-
                               ------     --------   -------   -------   ------   ------
Total Distributions.........      .15          .42       .52       .55      .59      .58
                               ------     --------   -------   -------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $ 3.23     $   3.16   $  4.24   $  5.25   $ 5.68   $ 6.06
                               ======     ========   =======   =======   ======   ======

Total Return (b)............    6.77%*     -16.12%    -9.80%     2.43%    3.57%     .77%
Net Assets at End of the
  Period (In millions)......   $168.1     $  168.8   $ 249.6   $ 268.7   $318.2   $283.1
Ratio of Expenses to Average
  Net Assets................    1.88%        1.84%     1.83%     1.78%    1.79%    1.79%
Ratio of Net Investment
  Income to Average Net
  Assets....................    8.36%        9.67%    10.13%    10.15%    9.88%    8.52%
Portfolio Turnover..........      41%*         83%       80%       68%      51%      90%

 * Non-Annualized

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended August 31, 2002 was to decrease the ratio of net investment income to average net assets from 9.77% to 9.67%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4% charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                ENDED                  YEAR ENDED AUGUST 31,
CLASS C SHARES                 FEB. 28,    ----------------------------------------------
                                 2003      2002 (a)    2001      2000      1999     1998
                              -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................   $ 3.13     $  4.20    $  5.22   $  5.65   $ 6.04   $ 6.53
                                ------     -------    -------   -------   ------   ------
  Net Investment Income......      .13         .35        .48       .55      .58      .57
  Net Realized and Unrealized
    Gain/Loss................      .09       (1.00)      (.98)     (.43)    (.38)    (.49)
                                ------     -------    -------   -------   ------   ------
Total from Investment
  Operations.................      .22        (.65)      (.50)      .12      .20      .08
                                ------     -------    -------   -------   ------   ------
Less:
  Distributions from Net
    Investment Income........      .15         .39        .51       .55      .59      .57
  Return of Capital
    Distributions............      -0-         .03        .01       -0-      -0-      -0-
                                ------     -------    -------   -------   ------   ------
Total Distributions..........      .15         .42        .52       .55      .59      .57
                                ------     -------    -------   -------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.....................   $ 3.20     $  3.13    $  4.20   $  5.22   $ 5.65   $ 6.04
                                ======     =======    =======   =======   ======   ======

Total Return (b).............    6.83%*    -16.04%    -10.06%     2.45%    3.42%     .93%
Net Assets at End of the
  Period (In millions).......   $ 37.1     $  36.7    $  58.7   $  59.4   $ 67.3   $ 55.8
Ratio of Expenses to Average
  Net Assets.................    1.83%       1.84%      1.82%     1.78%    1.79%    1.79%
Ratio of Net Investment
  Income to Average Net
  Assets.....................    8.40%       9.68%     10.12%    10.15%    9.87%    8.49%
Portfolio Turnover...........      41%*        83%        80%       68%      51%      90%

 * Non-Annualized

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended August 31, 2002 was to decrease the ratio of net investment income to average net assets from 9.78% to 9.68%. Net investment income per share and net realized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund's primary investment objective. The Fund commenced investment operations on October 2, 1978. The distribution of the Fund's Class B and Class C shares commenced on July 2, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At February 28, 2003, the Fund had $175,350 of when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $149,845,954 which expires between August 31, 2003 and August 31, 2010. Of this amount, $8,026,371 will expire on August 31, 2003.

    At February 28, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $ 720,966,137
                                                                =============
Gross tax unrealized appreciation...........................    $  26,887,806
Gross tax unrealized depreciation...........................     (198,590,094)
                                                                -------------
Net tax unrealized depreciation on investments..............    $(171,702,288)
                                                                =============

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended August 31, 2002 was as follows:

                                                                 2002
Distributions paid from:
  Ordinary income...........................................  $67,777,960
  Long-term capital gain....................................          -0-
  Return of capital.........................................    5,289,644
                                                              -----------
                                                              $73,067,604
                                                              ===========

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sales transactions.

F. EXPENSE REDUCTIONS During the six months ended February 28, 2003, the Fund's custody fee was reduced by $12,836 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION Asset and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $150 million..........................................     .625%
Next $150 million...........................................     .550%
Over $300 million...........................................     .500%

    For the six months ended February 28, 2003, the Fund recognized expenses of approximately $9,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services Agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended February 28, 2003, the Fund recognized expenses of approximately $23,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2003, the Fund recognized expenses of approximately $503,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $98,439 are included in "Other" assets on the Statement of Assets and Liabilities at February 28, 2003. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At February 28, 2003, capital aggregated $745,634,412, $263,403,310 and
$60,992,925 for Classes A, B and C, respectively. For the six months ended February 28, 2003, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   43,835,724    $ 136,324,857
  Class B...............................................    6,294,894       19,649,774
  Class C...............................................    1,671,245        5,180,221
                                                          -----------    -------------
Total Sales.............................................   51,801,863    $ 161,154,852
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    3,579,048    $  11,247,654
  Class B...............................................    1,548,196        4,878,819
  Class C...............................................      331,426        1,034,751
                                                          -----------    -------------
Total Dividend Reinvestment.............................    5,458,670    $  17,161,224
                                                          ===========    =============
Repurchases:
  Class A...............................................  (36,923,539)   $(116,305,375)
  Class B...............................................   (9,191,728)     (28,823,658)
  Class C...............................................   (2,133,013)      (6,654,970)
                                                          -----------    -------------
Total Repurchases.......................................  (48,248,280)   $(151,784,003)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

    At August 31, 2002, capital aggregated $714,367,276, $267,698,375, and
$61,432,923 for Classes A, B and C, respectively. For the year ended August 31, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   43,036,471    $ 156,947,668
  Class B...............................................   14,393,907       54,065,376
  Class C...............................................    5,086,893       19,124,040
                                                          -----------    -------------
Total Sales.............................................   62,517,271    $ 230,137,084
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    7,663,334    $  28,081,716
  Class B...............................................    3,700,189       13,621,096
  Class C...............................................      827,467        3,025,170
                                                          -----------    -------------
Total Dividend Reinvestment.............................   12,190,990    $  44,727,982
                                                          ===========    =============
Repurchases:
  Class A...............................................  (46,154,430)   $(170,429,188)
  Class B...............................................  (23,650,355)     (87,390,797)
  Class C...............................................   (8,155,800)     (30,421,571)
                                                          -----------    -------------
Total Repurchases.......................................  (77,960,585)   $(288,241,556)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended February 28, 2003 and the year ended August 31, 2002, 204,667 and 2,088,300 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended February 28, 2003 and the year ended August 31, 2002, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended February 28, 2003, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $47,000 and CDSC on redeemed shares of approximately $206,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $230,874,771 and $202,459,154, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the Fund's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

    Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    The following forward foreign currency contracts were outstanding as of February 28, 2003:

                                                                           UNREALIZED
                                                              CURRENT     APPRECIATION/
                                                               VALUE      DEPRECIATION
SHORT CONTRACTS:
  Euro Currency,
  $9,975,000 expiring 4/24/03.............................  $10,732,065     $ (92,730)
  $4,000,000 expiring 4/24/03.............................    4,303,585       (37,585)
                                                            -----------     ---------
                                                            $15,035,650     $(130,315)
                                                            ===========     =========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended February 28, 2003 are payments retained by Van Kampen of approximately $641,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $54,500. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $5,697,600 and $0 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH INCOME CORPORATE
BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
28, 128, 228                                                   Member NASD/SIPC.
HYI SAR 4/03                                                    10234D03-AP-4/03